UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 17, 2004

La Quinta Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-9110	95-3419438
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Hidden Ridge, Suite 600, Irving, Texas		75038
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-492-6600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

La Quinta Properties, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-9109	95-3520818
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Hidden Ridge, Suite 600, Irving, Texas		75038
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-492-6600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.06. Material Impairments.

On December 17, 2004, the Boards of Directors of La Quinta Corporation and La Quinta Properties, Inc. (the "Companies") authorized the Companies to sell up to 17 of the Companies’ 371 company owned hotel properties. These 17 properties (the "For Sale Properties") include 13 La Quinta Inns (1,553 rooms), representing approximately $15 million in annual revenues for the Companies, and four Baymont Inns & Suites (392 rooms), representing approximately $650,000 in revenues from their September 3, 2004 acquisition through October 31, 2004. The For Sale Properties are located as follows: seven in Texas, two in Georgia and one in each of Arkansas, Illinois, Louisiana, Minnesota, Missouri, North Carolina, Oklahoma and Tennessee. Consistent with the Companies’ previously announced strategy of periodically reviewing their real estate portfolio and selectively disposing of underperforming properties, the For Sale Properties will be actively marketed beginning in January 2005. The Companies expect to complete the disposition of the For Sale Properties over the next year, with net sales proceeds expected to be up to approximately $40 million in the aggregate. The aggregate net book value of the For Sale Properties, as of September 30, 2004, was approximately $44 million.

Based upon an evaluation of the For Sale Properties in accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", the Companies’ management has concluded that non-cash charges for impairment of up to nine of the For Sale Properties, ranging from approximately $5 million to $9 million in the aggregate on a pre-tax basis, will be recognized in the fourth quarter of 2004 under generally accepted accounting principles. The net sales proceeds and non-cash impairment amounts are estimates that may change as additional information becomes available. These non-cash charges will not result in any future cash expenditures.

Safe Harbor Statement
Certain matters discussed in this Form 8-K may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as "believes," "anticipates," "expects," "intends," "estimates," "projects" and other similar expressions, which are predictions of or indicate future events and trends, typically identify forward-looking statements. Our forward-looking statements are subject to a number of risks and uncertainties, which could cause actual results or the timing of events to differ materially from those described in the forward-looking statements. Accordingly, we cannot assure you that the expectations set forth in these forward-looking statements will be attained, including, without limitation, the sale of the For Sale Properties within the time and for the estimated net sales proceeds described above. Some of the factors that could cause actual results or the timing of certain events to differ from those described in these forward-looking statements include the risks detailed from time to time in our filings with the Securities and Exchange Commission, including, without limitation, the risks described in our Joint Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 15, 2004, in the section entitled "Certain Factors You Should Consider About Our Companies, Our Businesses and Our Securities" and in our Joint Registration Statement on Form S-4 filed with the Securities & Exchange Commission on September 29, 2004. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or other changes.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

La Quinta Corporation

December 22, 2004	By:	David L. Rea

Name: David L. Rea
Title: Executive Vice President & Chief Financial Officer

La Quinta Properties, Inc.

December 22, 2004	By:	David L. Rea

Name: David L. Rea
Title: Executive Vice President & Chief Financial Officer